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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 12, 1997
                Date of report (Date of earliest event reported)



                      NEVADA MANHATTAN MINING, INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


                                                          88-0219765
    (Commission File Number)                   (IRS Employer Identification No.)



5038 N. PARKWAY CALABASAS, SUITE #100, CALABASAS, CA            91302
(Address of Principal Executive Offices)                     (Zip Code)



                                 (818) 591-4400
                (Issuer's Telephone Number, Including Area Code)




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Item 5.        Other Events.

        This report is filed solely to file with the Securities and Exchange Commission (i) the press release issued on August 12, 1997 announcing the Company's first revenue figures from timber production by its 80 percent-owned subsidiary, Equatorial Resources in Brazil, (ii) the press release issued on October 6, 1997 announcing the completion of the expansion program of the Company's sawmill facility in Brazil, (iii) the press release issued on October 9, 1997 announcing the Company's withdrawal of its pending Registration Statement on Form SB-2 due to market conditions, (iv) the press release issued on October 20, 1997 announcing the Company has signed preliminary agreement with Vanderbilt Gold Corp. to purchase and place into production the Morning Star Gold Mine in San Bernardino, California; and (v) the press release issued on November 3, 1997 announcing the Company's first quarter results.


Item 7.        Financial Statements and Exhibits

        (c)

          Exhibit Number                                          Reference
        (99)     Additional Exhibits

        Press Release dated August 12, 1997                      Exhibit 99.1

        Press Release dated October 6, 1997                      Exhibit 99.2

        Press Release dated October 9, 1997                      Exhibit 99.3

        Press Release dated October 20, 1997                     Exhibit 99.4

        Press Release dated November 3, 1997                     Exhibit 99.5



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      NEVADA MANHATTAN MINING, INCORPORATED
                                  (Registrant)


Date:   November 14, 1997       BY:     /s/ JEFFREY S. KRAMER
                                   -------------------------------------------
                                            JEFFREY S. KRAMER
                                            CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION

99.1    Press Release dated August 12, 1997

99.2    Press Release dated October 6, 1997

99.3    Press Release dated October 9, 1997

99.4    Press Release dated October 20, 1997

99.5    Press Release dated November 3, 1997